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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)


              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On September 30, 2005, Mr. Tom Surrette resigned as a director of Simtek Corporation (the "Corporation"). In a written letter to the Corporation, Mr. Surrette confirmed that there was no disagreement between him and the Corporation or the Board of Directors. Rather, as Mr. Surrette explained in his letter, he resigned in order to comply with guidelines of his employer, Cypress Semiconductor Corporation ("Cypress"), regarding outside directorships being held by employees of Cypress. Further, Mr. Surrette explained in his letter that he is looking forward to continuing to work closely with the Corporation on the Joint Development Project with Cypress whereby the Corporation and Cypress are working to jointly develop a 0.13-micron Silicon-Oxide-Nitride-Oxide-Silicon (SONOS) nonvolatile memory process. To this end, the Corporation believes that Mr. Surrette may serve as an observer to the Corporation's Board of Directors, as he has said in his letter to the Corporation he is pleased to do.


CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends, and uncertainties. In particular, statements made in this report that are not historical facts (including but not limited to expectations, estimates, assumptions and projections regarding development projects) may be forward-looking statements. Actual results could differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in Simtek's filings with the Securities and Exchange Commission. Many of these risk factors are outside of Simtek's control, and as such, they involve risks which are not currently known to Simtek that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this document are made as of the date hereof and Simtek does not undertake to update its forward-looking statements.


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SIMTEK CORPORATION


                                         By: /S/ BRIAN ALLEMAN
                                             -----------------------------------
                                             Brian Alleman, Chief Financial
                                             Officer


October 6, 2005
































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